EX-99.906CERT

   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Earle A. Malm II, President of HighMark Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 4/8/10                     /s/ Earle A. Malm II
     ----------------------      -----------------------------------------------
                                 Earle A. Malm II, President
                                 (principal executive officer)


I, Colleen Cummings, Chief Financial Officer of HighMark Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 4/8/10                      /s/ Colleen Cummings
     ----------------------      -----------------------------------------------
                                 Colleen Cummings, Chief Financial Officer
                                 (principal financial officer)